Prospectus Supplement	September 29, 2006

PUTNAM RESEARCH FUND Prospectuses dated November 30, 2005

The section “Who manages the fund?” is supplemented to include the following:

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

PUTNAM INVESTMENTS	237580 9/06